                                                                   EXHIBIT 10.40
                            BREAKAWAY SOLUTIONS, INC.


                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT



                                  JULY 2, 1999

                                TABLE OF CONTENTS

                                                                                                                     PAGE
1.       RIGHTS OF INVESTOR...........................................................................................1

2.       INFORMATION RIGHTS...........................................................................................1

         2.1      Financial and Other Information.....................................................................1
         2.2      Inspection..........................................................................................2
         2.3      Termination of Certain Rights.......................................................................2
         2.4      Transfer of Information Rights......................................................................2

3.       REGISTRATION RIGHTS..........................................................................................2

         3.1      Definitions.........................................................................................2
         3.2      Requested Registration..............................................................................4
         3.3      Piggyback Registrations.............................................................................6
         3.4      Expenses of Registration............................................................................7
         3.5      Form S-3 Registration...............................................................................7
         3.6      Obligations of the Company..........................................................................8
         3.7      Furnish Information.................................................................................9
         3.8      Delay of Registration...............................................................................9
         3.9      Indemnification.....................................................................................9
         3.10     "Market Stand-Off"Agreement........................................................................11
         3.11     Rule 144 Reporting.................................................................................12
         3.12     Limitations on Subsequent Registration Rights......................................................12
         3.13     Assignment of Registration Rights..................................................................12
         3.14     Termination of Registration Rights.................................................................13

4.       RIGHT OF FIRST OFFER TO SUBSCRIBE TO NEW ISSUANCES..........................................................13

         4.1      General............................................................................................13
         4.2      Certain Definitions................................................................................13
         4.3      Mechanics of Right.................................................................................14
         4.4      Termination........................................................................................15
         4.5      Assignment.........................................................................................15

5.       LEGENDS.....................................................................................................15

6.       MISCELLANEOUS...............................................................................................15

         6.1      Successors and Assigns.............................................................................15
         6.2      Governing Law......................................................................................15
         6.3      Counterparts.......................................................................................16
         6.4      Titles and Subtitles...............................................................................16
         6.5      Stock Splits, etc..................................................................................16
         6.6      Notices............................................................................................16

                                      -i-

                                Table of Contents
                                  (continued)
                                                                                                                    PAGE
         6.7      Attorneys'Fees.....................................................................................16
         6.8      Amendments and Waivers.............................................................................16
         6.9      Severability.......................................................................................17
         6.10     Entire Agreement...................................................................................17
         6.11     Further Assurances.................................................................................17



                            BREAKAWAY SOLUTIONS, INC.

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     This Amended and Restated Investor Rights Agreement (the "AGREEMENT") is made and entered into as of July 2, 1999 by and between Breakaway Solutions, Inc., a Delaware corporation (the "COMPANY"), and the investors listed on Exhibit A attached hereto (each an "INVESTOR" and together the "INVESTORS").

                                    RECITALS

     WHEREAS, upon the terms and subject to the conditions of a Series B Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), the purchasers are acquiring shares of the Company's Series B Preferred Stock, par value $.0001 per Share;

     WHEREAS, Internet Capital Group, Inc. ("ICG") and the Company entered into an Investor Rights Agreement dated as of December 23, 1998 (the "PRIOR AGREEMENT");

     WHEREAS, as an inducement for the purchasers of the Series B Preferred Stock to enter into the Purchase Agreement, the Company, ICG and all other Investors desire to amend and restate the Prior Agreement as provided herein.

         1. RIGHTS OF INVESTOR

         The Company, ICG and all other Investors hereby amend and restate the Prior Agreement and the Company hereby grants to the Investors the information rights, registration rights and rights of first offer (collectively the "INVESTORS' RIGHTS") contained herein. Each Investor accepts the Investors' Rights, as applicable, and agrees to be bound by the obligations contained herein.

         2. INFORMATION RIGHTS.

                  2.1 FINANCIAL AND OTHER INFORMATION. The Company will provide each Investor with the following information:


                           (a) ANNUAL REPORTS. As soon as practicable after the
end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, stockholders' equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited (without qualification as to scope) by independent auditors of national standing selected by the Company.

                           (b) MONTHLY AND QUARTERLY REPORTS. As soon as
practicable after the end of each month and fiscal quarter, and in any event within thirty (30) days and forty-five (45) days, respectively, thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such period, consolidated statements of income, consolidated statements of changes in financial condition, a consolidated statement of cash flow of the Company and its subsidiaries and a statement of stockholders' equity for such period and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding periods in the previous fiscal year, and setting forth in comparative form the budgeted figures, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company.

                           (c) ANNUAL BUDGET. As soon as practicable, but in any
event thirty (30) days prior to the end of each fiscal year, a projected operating budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

                  2.2 INSPECTION. The Company shall permit the Investor at the Investor's expense to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; PROVIDED, HOWEVER, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

                  2.3 TERMINATION OF CERTAIN RIGHTS. The Company's obligations under Section 2.1 and 2.2 herein will terminate upon the closing of the Company's initial public offering of Common Stock pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT") with a sales price per share of Common Stock (as adjusted for combinations, stock dividends, subdivisions or split-ups) of at least $9.75 and aggregate gross proceeds to the Company of at least $20,000,000 (the "COMPANY'S INITIAL PUBLIC REGISTRATION").

                  2.4 TRANSFER OF INFORMATION RIGHTS. The information rights set forth in this Section 2 shall not be assignable except in connection with a transfer of Registrable Securities.

         3. REGISTRATION RIGHTS.

                  3.1 DEFINITIONS.

                           (a) COMMON STOCK. The term "COMMON STOCK" means that
Common Stock of the Company.

                           (b) EXCHANGE ACT. The term "EXCHANGE ACT" means the
Securities Exchange Act of 1934, as amended.

                           (c) FORM S-3. The term "FORM S-3" means such form
under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                           (d) HOLDER. For purposes of this Section 3, the term
"HOLDER" means any person owning of record Registrable Securities or any transferee of record of such Registrable Securities to whom rights under this
Section 3 have been duly assigned in accordance with this Agreement.

                           (e) INITIATING HOLDER. The term "INITIATING HOLDER"
shall mean any Holder or Holders who in the aggregate are Holders (i) of not less than 40% of the then outstanding Registrable Securities or (ii) of not less than a majority of the Common Stock issued or issuable upon conversion of the Series B Preferred Stock.

                           (f) PREFERRED STOCK. The term "PREFERRED STOCK" shall
mean the Series A and Series B Preferred Stock of the Company.

                           (g) REGISTRABLE SECURITIES. The term "REGISTRABLE
SECURITIES" means: all shares of Common Stock issued or issuable pursuant to the conversion of Series A and Series B Preferred Stock and any shares of the Common Stock of the Company or other securities issued or issuable in connection with any stock split, stock dividend, recapitalization or similar event relating to the foregoing; EXCLUDING in all cases, however, any such securities sold by a person in a transaction in which rights under this Section 3 are not assigned in accordance with this Agreement or any such securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act or eligible for sale under Section (k) of Rule 144.

                           (h) REGISTRATION. The terms "REGISTER," "REGISTERED,"
and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

                           (i) REGISTRATION EXPENSES. "REGISTRATION EXPENSES"
shall mean all expenses incurred by the Company in complying with Sections 3.2, 3.3, 3.5 and 3.6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and expenses of one counsel for all the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                           (j) SEC. The term "SEC" or "COMMISSION" means the
U.S. Securities and Exchange Commission.

                           (k) SELLING EXPENSES. "SELLING EXPENSES" shall mean
all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

                  3.2 REQUESTED REGISTRATION.

                           (a) REQUEST FOR REGISTRATION BY INITIATING HOLDER. If
the Company shall receive from an Initiating Holder, at any time, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities held by such Initiating Holder, the Company will:

                                    (i) promptly give written notice of the
proposed registration, qualification or compliance to all other Holders of Registrable Securities; and

                                    (ii) as soon as practicable, use its best
efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after written notice from the Company is given under Section 3.2(a)(i) above; PROVIDED, HOWEVER, that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 3.2(a):

                                    (a) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                                    (b) More than once in any one year period;

                                    (c) After the Company has effected two (2)
such registrations pursuant to this Section 3.2 and such registrations have been declared or ordered effective or withdrawn by such Initiating Holder;

                                    (d) If the Registrable Securities requested
by all Holders to be registered pursuant to such request have an anticipated aggregate offering price to the public of less than $5,000,000; or

                                    (e) Prior to the earlier of the date that is
(i) three years after the date of this Agreement and (ii) six months after the Company's Initial Public Registration.

    The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of
Section 3.2(b) below, include other securities of the Company which are held by officers or directors of the Company or for the Company's own account or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company and such other holders shall have no absolute right to include any of its Registrable Securities in any such registration, and such securities shall not be included unless all the securities requested by the Holders are included.

                           (b) UNDERWRITING; REQUEST BY INITIATING HOLDER. If
the Initiating Holder intends to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 3.2(a) and the Company shall include such information in the written notice referred to in Section 3.2(a). In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holder and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 3.6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holder and reasonably acceptable to the Company. Notwithstanding any other provision of Section 3.2, if the underwriter advises the Company and the Initiating Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holder, in such proportion (as nearly as practicable) among the Holders PRO RATA based on the amount of Registrable Securities owned by each Holder.

                           (c) DEFERRAL OF FILING. Notwithstanding the
foregoing, if the Company shall furnish to the Holders requesting the filing of a registration statement pursuant to Section 3.2(a), a certificate signed by the President or Chief Executive Officer of the Company stating either (i) that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, or (ii) that the Company intends to file its initial registration statement for the Company's Initial Public Registration within ninety (90) days of notice of the Initiating Holder, then the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holder; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve (12)-month period.

                           (d) WITHDRAWAL BY HOLDER. Notwithstanding the
foregoing, any Holder shall have the right to withdraw from any registration of Registrable Securities effected by the Company pursuant to this Section 3.2; PROVIDED, HOWEVER, that such withdrawal shall not prevent such Holder from participating in any registration in the future pursuant to this Section 3.2 except as such participation is limited by Section 3.2(a)(ii)A and 3.2(a)(ii)B.

                  3.3 PIGGYBACK REGISTRATIONS.

                           (a) NOTICE. The Company shall notify all Holders of
Registrable Securities in writing at least 30 days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding any registration statement relating to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within 20 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

               (b) UNDERWRITING. If a registration statement under which the Company gives notice under Section 3.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 3.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the Company, SECOND, to each of the Holders of Registrable Securities requesting inclusion of their Registrable Securities in such registration statement, to be allocated among all Holders thereof PRO RATA based on the amount of Registrable Securities of the Company owned by each Holder and THIRD, to each of the other holders, including the officers and directors of the Company, of the Company's securities, other than the Holders requesting inclusion of their Registrable Securities in such registration statement, to be allocated among such other holders thereof PRO RATA based on the number of shares owned by each such other holder; PROVIDED, HOWEVER, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities included in any such registration is not reduced below twenty-five percent (25%) of the shares included in the registration, except for a registration relating to the Company's Initial Public Registration from which all Registrable Securities may be excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "HOLDER," and any PRO RATA reduction with respect to such "HOLDER" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "HOLDER," as defined in this sentence.

                           (c) WITHDRAWAL BY THE COMPANY. The Company shall have
the right to withdraw any registration initiated by it under this Section.

                           (d) WITHDRAWAL BY HOLDER. Notwithstanding the
foregoing, any Holder shall have the right to withdraw from any registration of Registrable Securities effected by the Company pursuant to this Section 3.3; PROVIDED, HOWEVER, that such withdrawal shall not prevent such Holder from participating in any registration in the future pursuant to this Section 3.3.

                  3.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with two demand registrations (pursuant to Section 3.2), all piggyback registrations (pursuant to Section 3.3) and four S-3 registrations (pursuant to Section 3.5) shall be borne by the Company unless the expenses are in connection with a registration subsequently withdrawn by the Holders in which case, the Holders agree to reimburse the Company for such Registration Expenses, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

                  3.5 FORM S-3 REGISTRATION. In case the Company shall receive from one or more Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, provided the number of shares requested to be sold would have an aggregate price to the public of at least $1,000,000, then the Company will:

                           (a) NOTICE. Promptly give written notice of the
proposed registration and the Holder's request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                           (b) REGISTRATION. As soon as practicable, use its
best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Holder's Registrable Securities as are specified in such request together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after written notice from the Company is given under Section 3.5(a) above; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3.5:

                                    (i) if Form S-3 is not available for such
offering by the Holders;

                                    (ii) if the Company shall furnish to the
Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for an aggregate of not more than ninety (90) days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve
(12)-month period;

                                    (iii) in any particular jurisdiction in
which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

                                    (iv) if the Company has filed a registration
statement on Form S-3 relating to Registrable Securities within the twelve (12) months preceding the request of the Holders.

     Subject to the foregoing, the Company shall use its best efforts to file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 3.5 as soon as practicable after receipt of the request the Holders for such registration.

                  3.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

                           (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until the distribution is completed, but not more than 180 days.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders such number of copies of a
prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and all amendments and supplements thereto, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                           (d) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event of which the Company has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, following such notification, promptly deliver to each Holder copies of all amendments or supplements referred to in paragraphs (b) and (c) of this Section 3.6.

                           (g) Furnish, at the request of any Holder registering
Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, if any, and if there are no underwriters, to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if there are no underwriters, to the Holders registering Registrable Securities.

                  3.7 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 3.2, 3.3 or 3.5 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of Registrable Securities.

                  3.8 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

                  3.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 3.2, 3.3 or 3.5:

                           (a) BY THE COMPANY. To the extent permitted by law,
the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

                                    (i) any untrue statement or alleged untrue
statement of a material fact contained or incorporated by reference in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                                    (ii) the omission or alleged omission to
state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                                    (iii) any violation or alleged violation by
the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED HOWEVER, that the indemnity agreement contained in this subsection 3.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

                           (b) BY SELLING HOLDERS. To the extent permitted by
law, each selling Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (as defined in the Securities Act) and any other Holder selling securities under such registration statement or any of such other Holder's partners, members, directors or officers or any person who controls such underwriter or other Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, member, partner or director, officer or controlling person of such underwriter or other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder and stated to be specifically for use in such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, member, officer, director or controlling person of such other Holder or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 3.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the total amounts payable in indemnity by a Holder under this Section 3.9(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                           (c) NOTICE. Promptly after receipt by an indemnified
party under this Section 3.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 3.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if (i) the indemnifying party fails to assume the defense of such action or (ii) if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.9.

                           (d) SURVIVAL. The obligations of the Company and
Holders under this Section 3.9 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

                  3.10 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees, members, partners or affiliates of the Holder who agree to be similarly bound) for up to 180 days following the date of the final prospectus in connection with the registration statement of the Company filed under the Securities Act; PROVIDED, HOWEVER, that such agreement shall be applicable only to the first such registration statement of the Company that covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement and provided, further, that each officer and director of the Company also agrees to such restrictions.

         The provisions of this Section 3.10 shall be binding upon any transferee or assignee of any Registrable Securities, whether or not such persons are entitled to registration rights pursuant to Section 3.13.

                  3.11 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

                           (a) Make and keep public information available, as
those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                           (b) Use its best efforts to file with the Commission
in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                           (c) So long as a Holder owns any Registrable
Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

                  3.12 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Common Stock issued or issuable upon the conversion of the Series B Preferred Stock, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under this Section 3 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) to make a demand registration to the Company. Notwithstanding the foregoing, this Section 3.12 shall not apply to the grant of registration rights on no more favourable terms and conditions than those granted herein in connection with the issuance by the Company of a warrant to Silicon Valley Bank to purchase up to 26,000 shares of Series B Preferred.

                  3.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights of a Holder under this Section 3 may be assigned by any Holder to any party in a transfer not involving a distribution or offering of such shares to the public and not made pursuant to Rule 144 promulgated under the Securities Act; PROVIDED, however, in each case that such other party agrees in writing with the Company to be bound by all of the provisions of this Section 3.


                  3.14 TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to Section 3 will terminate as to any Holder upon the later to occur of (a) such time as the Company and the Holder are satisfied that Rule 144(k) is available for the resale by the then-current Holder of the Common Stock underlying all of the Preferred Stock, (b) the third-year anniversary following the effective date of the Company's Initial Public Registration or (c) such time as a Holder has less than one percent of the shares of the outstanding Common Stock of the Company (assuming conversion of all Preferred Stock into Common Stock) and can sell all of its remaining Registrable Securities under Rule 144 during any three (3)-month period.

         4. RIGHT OF FIRST OFFER TO SUBSCRIBE TO NEW ISSUANCES.

                  4.1 GENERAL. The Company hereby grants to each Investor the right of first offer to purchase such Investor's pro rata share ("PRO RATA SHARE") of New Securities (as defined in Section 4.2) that the Company may, from time to time, propose to sell and issue. Such Investor's Pro Rata Share, for purposes of this right of first offer, is the ratio that the number of shares of Common Stock (assuming conversion of all Preferred Stock and securities convertible into Common Stock but not including options or warrants to acquire Common Stock) held by such Investor bears to the total number of shares of Common Stock outstanding immediately prior to the time of issuance of such New Securities (assuming conversion into Common Stock of all outstanding Preferred Stock and any other securities convertible into Common Stock but not including options or warrants to acquire Common Stock). This right of first offer shall be subject to Sections 4.2, 4.3, 4.4 and 4.5 of this Agreement:

                  4.2 CERTAIN DEFINITIONS. For the purposes of Section 4:

     "NEW SECURITIES" shall mean any Common Stock or any Preferred Stock of the Company, whether or not now authorized, and any rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for Common Stock or Preferred Stock; PROVIDED, HOWEVER, that "NEW SECURITIES" shall not include (i) securities issuable upon conversion of or with respect to the Series A or Series B Preferred Stock or upon conversion of or with respect to any other Preferred Stock subsequently issued; (ii) securities offered to the public pursuant to a registration statement filed under the Securities Act; (iii) securities issued pursuant to the acquisition of another unaffiliated corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns not less than 50% of the voting power of the surviving corporation; (iv) shares of the Company's Common Stock (or related options or warrants) issued to employees, officers, directors, consultants, or other persons performing services for the Company (including, but not by way of limitation, distributors and sales representatives) pursuant to any stock offering, plan, or arrangement currently in place or approved by a majority of the non-employee members of the Board of Directors of the Company; PROVIDED, HOWEVER, that shares so issued may not exceed 1,894,534 shares (as adjusted for any stock dividends, combinations or splits with respect to the Common Stock) plus such additional number of options as may again become issuable under any such plan due to termination of options previously issued;
(v) securities issued pursuant to or in connection with any corporate partnership, joint venture or licensing arrangement with a non-affiliate or in connection with an unaffiliated equipment lease financing or bank debt into which the Company may enter, but not exceeding one percent (1%) of the Company's then outstanding securities; (vi) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company; or (vii) securities issued upon exercise or conversion of any New Securities.

                  4.3 MECHANICS OF RIGHT.

                           (a) NOTICES; PRO RATA RIGHTS. In the event that the
Company proposes to issue New Securities, it shall give each such Investor written notice (the "FIRST NOTICE") of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Within 20 days after receipt of the First Notice, the Investor shall give the Company written notice (the "INVESTOR NOTICE") of its intention to purchase or obtain, at the price and on the terms specified in the Notice, a number of shares equal to or less than its Pro Rata Share of the New Securities. The Investor Notice shall be deemed a binding offer to purchase the number of New Securities set forth therein. In addition, the Investor Notice shall state whether an Investor wishes to purchase more than its Pro Rata Share of the New Securities. The Company shall promptly give written notice to each Investor that purchases its Pro Rata Share of the New Securities (a "FULL EXERCISING INVESTOR") of the amount of New Securities, if any, that other Investors do not elect to purchase in response to the First Notice (the "SECOND NOTICE"). Each Fully-Exercising Investor shall notify the Company within 10 days of receipt of the Second Notice if it would like to purchase any of the unsubscribed shares and indicate the maximum number of unsubscribed shares it would like to purchase. The Company shall inform the Fully-Exercising Investor of the total number of unsubscribed shares available and provide the Fully-Exercising Investor with an allocation of the unsubscribed shares based on the number of shares of Common Stock (assuming conversion of all Preferred Stock into Common Stock) held by each Fully-Exercising Investor.

                           (b) COMPANY RIGHT. To the extent that the Investors
fail to exercise in full the right of first offer as provided in Section 4.3(a) hereof, the Company shall have 75 days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 75 days) the New Securities in respect of which the Investors' rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the First Notice. In the event the Company has not sold the New Securities within said 75-day period (or sold and issued New Securities in accordance with the foregoing within 75 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Investors in the manner provided above.

                           (c) NO IMPAIRMENT. An Investor's failure to exercise
this right of first offer on any issuance of New Securities shall not adversely affect the Investor's right of first offer to purchase subsequent issuances of New Securities.

                  4.4 TERMINATION. The rights of first offer under this Section 4 shall not apply to and shall terminate upon the closing of the Company's Initial Public Registration.

                  4.5 ASSIGNMENT. The right of first offer granted under this
Section 4 is nonassignable except to an affiliate or other entity under common control with an Investor.

         5. LEGENDS.

         Each Investor understands that the share certificates evidencing any Registrable Securities shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

                           (a) "THE SALE, TRANSFER OR ASSIGNMENT OF THE
SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OR HIS PREDECESSOR IN INTEREST. COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY."

                           (b) Any legend required to be place thereon by any
other applicable state securities laws.

         6. ADDITIONAL SERIES B PREFERRED STOCK

                  6.1 ADDITIONAL SERIES B PREFERRED STOCK. The Company may issue additional shares of Series B Preferred Stock to additional third parties no later than July 14, 1999 on the terms and conditions contained in the Stock Purchase Agreement dated July 2, 1999. Such additional purchaser(s) shall execute a counterpart to the signature page of this Agreement and shall be deemed to be party to and an Investor under this Agreement and be bound by the terms hereof.

         7. MISCELLANEOUS.

                  7.1 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted transferees and permitted assigns of the parties; PROVIDED THAT such permitted assigns comply with the terms hereof.

                  7.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to contracts made and to be performed entirely within that state between residents of that state.

                  7.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

                  7.4 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  7.5 STOCK SPLITS, ETC. All share numbers used in this Agreement are subject to adjustment in the case of any stock split, reverse stock split, combination or similar events.

                  7.6 NOTICES. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective upon (i) the date of delivery by facsimile, or (ii) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or (iii) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's name on EXHIBIT A to this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the Chief Financial Officer. The Company may discharge its notice obligation hereunder by giving notice to a transferor of Registrable Securities if it has not been given an address of the transferee.

                  7.7 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  7.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party against whom enforcement of such amendment or waiver is sought; provided, however that with respect to any Investor, the consent of the holders of more than eighty percent (80%) of the shares of Series B Preferred shall be sufficient to bind any and all Investors, other than Section 2.3 which shall require the consent of the holders of at least two-thirds of the shares of Series B Preferred and Section 4.2(iv) which shall require the consent of the holders of a majority of the shares of Series B Preferred; and provided, further, that where the amendment or waiver affects a right or creates an obligation that is specific to a party named herein (whether an individual, trust, partnership or corporation), the amendment or waiver of such right or creation of such obligation shall require the consent of such party.

                  7.9 SEVERABILITY. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

                  7.10 ENTIRE AGREEMENT. This Agreement, together with all Exhibits hereto, constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof.

                  7.11 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.



                 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement as of the date first above written.


                                   BREAKAWAY SOLUTIONS, INC.

                                   By:  /s/ Kevin Comerford
                                        -------------------
                                        Kevin Comerford, Vice President,
                                        Finance

   [Signature Page to Breakaway Solutions, Inc. Investors' Rights Agreements]

IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement as of the date first above written.


                                   INTERNET CAPITAL GROUP, INC.

                                   By:  /s/ Walter W. Buckley
                                      ------------------------------------
                                      Walter W. Buckley, President and CEO







   [Signature Page to Breakaway Solutions, Inc. Investors' Rights Agreements]

IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement as of the date first above written.


                                   GE CAPITAL EQUITY INVESTMENTS, INC.

                                   By:      /s/ Roger Hurwitz

                                   Name:    Roger Hurwitz

                                   Title:   Vice President






   [Signature Page to Breakaway Solutions, Inc. Investors' Rights Agreements]

IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement as of the date first above written.

                               MORGAN STANLEY VENTURE INVESTORS III, L.P.

                               By: Morgan Stanley Venture Partners III, L.L.C. its General Partner

                               By: Morgan Stanley Venture Capital III, Inc. its Institutional Managing Member

                               By:  /s/ Debra Allen


                               MORGAN STANLEY VENTURE PARTNERS III, L.P.

                               By: Morgan Stanley Venture Partners III, L.L.C. its General Partner

                               By: Morgan Stanley Venture Capital III, Inc. its Institutional Managing Member

                               By:  /s/ Debra Allen


                               THE MORGAN STANLEY VENTURE PARTNERS
                               ENTREPRENEUR FUND, L.P.

                               By: Morgan Stanley Venture Partners III, L.L.C. its General Partner

                               By: Morgan Stanley Venture Capital III, Inc. its Institutional Managing Member

                               By:  /s/ Debra Allen


                               MORGAN STANLEY DEAN WITTER EQUITY FUNDING, INC.

                               By:      David Powers
                                        Vice President

                               By:      /s/ David Powers



   [Signature Page to Breakaway Solutions, Inc. Investors' Rights Agreements]

IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement as of the date first above written.


                              INTERNET KATALYST LLC

                              By:      /s/ Johnathan Kalman

                              Name:     Johnathon Kalman

                              Title:    Chairman & CEO






   [Signature Page to Breakaway Solutions, Inc. Investors' Rights Agreements]

IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement as of the date first above written.


                                     H & D INVESTMENTS 97

                                     By:      /s/ John M. Wescott, Jr.

                                     Name:    John M. Wescott, Jr.

                                     Title:   General Partner




   [Signature Page to Breakaway Solutions, Inc. Investors' Rights Agreements]

IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement as of the date first above written.


                                     INTEL CORPORATION.

                                     By:      /s/ Arvind Sodhani

                                     Name:    Arvind Sodhani

                                     Title:   Vice President and Treasurer

IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement as of the date first above written.


                                  OMEGA VENTURES III, L.L.C.

                                  By:  RS Omega III Holdings, L.L.C.,
                                       Authorized Signatory

                                  By:  /s/ Illegible
                                       ----------------------------------
                                       Managing Member


                                  R.S. & CO. OFFSHORE OMEGA
                                  VENTURES III

                                  By:  RS Omega III Holdings, L.L.C.,
                                       Authorized Signatory

                                  By:  /s/ Illegible
                                       ----------------------------------
                                       Managing Member


                                  OMEGA BAYVIEW, L.L.C.

                                  By:   /s/ Terry B. Otter
                                       ----------------------------------
                                        Managing Member


                                  CROSSOVER FUND II, L.P.
                                  By:  Crossover Investment Management, L.L.C.
                                       Its General Partner


                                  By:  /s/ Michael J. Stark
                                       ----------------------------------
                                       Michael J. Stark, Managing Member



   [Signature Page to Breakaway Solutions, Inc. Investors' Rights Agreements]

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS
FIRST CLOSING
Name and Address of Investor
-------------------------------------------------
Internet Capital Group, Inc.
435 Devon Park Drive
Wayne, PA
Attention:  Walter Buckley
Telecopier:  (610) 989-0112

GE CAPITAL EQUITY INVESTMENTS, INC.
120 Long Ridge Road
2nd Floor
Stamford, CT  06927
Attention:  General Counsel
Telecopier:  (203) 357-3047

OMEGA VENTURES III, L.L.C.
555 California Street
Suite 2350
San Francisco, CA  94104
Attention:  Jason Sanders
Telecopier:  (415) 676-2556

RS & CO. OFFSHORE OMEGA VENTURES III
555 California Street
Suite 2350
San Francisco, CA  94104
Attention:  Jason Sanders
Telecopier:  (415) 676-2556

OMEGA BAYVIEW, L.L.C.
555 California Street
Suite 2350
San Francisco, CA  94104
Attention:  Jason Sanders
Telecopier:  (415) 676-2556

CROSSOVER FUND II, L.P.
555 California Street
Suite 2350

Name and Address of Investor
-------------------------------------------------
San Francisco, CA  94104
Attention:  Jason Sanders
Telecopier:  (415) 676-2556

MORGAN STANLEY VENTURE PARTNERS III, L.P.
1221 Avenue of the Americas
33rd Floor
New York, NY  10020
Attention:  Debra Abramovitz, Principal
Telecopier:  (212) 762-7770

MORGAN STANLEY VENTURE INVESTORS III, L.P.
1221 Avenue of the Americas
33rd Floor
New York, NY  10020
Attention:  Debra Abramovitz, Principal
Telecopier:  (212) 762-7770

THE MORGAN STANLEY VENTURE PARTNERS ENTREPRENEUR FUND, L.P.
1221 Avenue of the Americas
33rd Floor
New York, NY  10020
Attention:  Debra Abramovitz, Principal
Telecopier:  (212) 762-7770

MORGAN STANLEY DEAN WITTER EQUITY FUNDING
1221 Avenue of the Americas
33rd Floor
New York, NY  10020
Attention:  Debra Abramovitz, Principal
Telecopier:  (212) 762-7770

Name and Address of Investor
-------------------------------------------------
INTERNET KATALYST LLC
4 Spring Mill Lane
Haverford, PA  19041
Attention:  Jonathan Kalman
Telecopier: (610) 989-0112

H & D INVESTMENTS 97
60 State Street
Boston, MA  02109
Attention:  Jay Westcott
Telecopier:  (617) 526-5000


SECOND CLOSING
Name and Address of Investor
-------------------------------------------------
INTEL CORPORATION
2200 Mission College Boulevard
Santa Clara, CA 95052-8199
Attention: Winston Damarillo
Telecopier: (408) 765-1399